Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:	News Media	Investor Relations
	Paul Fitzhenry	Antonella Franzen
	609-720-4261	609-720-4665

Joe Longo 609-720-4545

Tyco International Files Preliminary Proxy in Connection with

Proposed Separation into Three Independent Companies

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Post-separation dividend proposed for Fire & Security Company

Board of Directors Named for Fire & Security Company and The ADT Corporation

SCHAFFHAUSEN, Switzerland – May 8, 2012 – Tyco International Ltd. (NYSE: TYC) today announced that it has filed preliminary proxy materials with the U.S. Securities and Exchange Commission (SEC) seeking approval by the company’s shareholders for its previously announced plan to separate into three independent companies.

Under the plan announced on September 19, 2011, Tyco will spin off its North American residential and small business security company and its flow control business by means of tax-free stock dividends to Tyco shareholders. In addition, as announced on March 28, 2012, Tyco will combine its flow control business with Pentair, Inc. in a tax-free all-stock merger that will occur immediately following the dividend distribution of the flow control business.

In connection with the proposed merger between Pentair and the flow control business, registration statements have been filed with the SEC.

“The filing of our preliminary proxy marks another milestone in our progress toward separating Tyco into three independent companies,” said Tyco Chairman and Chief Executive Officer Ed Breen. “We have completed the process of selecting the leadership teams and boards of directors for Fire & Security and ADT and remain on track to complete the separation at the end of September.”

Dividend Proposal for the Fire & Security Company

Tyco has also proposed for shareholder approval a post-separation quarterly dividend of $0.15 per share payable to Tyco shareholders on November 15, 2012 and February 20, 2013. These dividends would only be payable upon completion of the separation and would replace the previously approved Tyco International dividend payments for the same dates.

Board Nominees for Fire & Security Company

Tyco’s proxy filing includes a proposal for the election of two nominees to the board of directors of the Fire & Security public company, which will consist of nine current members of the Tyco International board and the two nominees as follows:

Edward D. Breen, Tyco’s current chairman and chief executive officer, who will become non-executive chairman of Fire & Security upon the completion of the separation. Breen has served as a Tyco director since 2002;

Michael E. Daniels, senior vice president of global technology services at IBM and a Tyco director since 2010;

Frank M. Drendel, (director nominee) founder and non-executive chairman of the board of CommScope Holding Company, Inc.;

Brian Duperreault, president, chief executive officer and director of Marsh & McLennan Companies, Inc. and a Tyco director since 2004;

Rajiv L. Gupta, former chairman and chief executive officer of Rohm and Haas Company and a Tyco director since 2005;

John A. Krol, former chairman and chief executive of E.I. du Pont de Nemours & Company and a Tyco director since 2002;

George R. Oliver (director nominee), current president of Tyco’s Fire & Security segment, who will become chief executive officer of Fire & Security upon the completion of the separation;

Brendan R. O’Neill, former chief executive officer of Imperial Chemical Industries and a Tyco director since 2003;

William S. Stavropoulos, former chairman, president and chief executive officer of Dow Chemical Company and a Tyco director since 2007;

Sandra S. Wijnberg, chief administrative officer of Aquiline Holdings LLC and a Tyco director since 2003;

R. David Yost, former president and chief executive officer of AmerisourceBergen and a Tyco director since 2009.

Board Appointees for The ADT Corporation

Separately, Tyco also announced today the appointment of the following individuals to the board of directors of The ADT Corporation:

Thomas J. Colligan, former vice chairman and partner of PricewaterhouseCoopers LLP;

Timothy M. Donahue, former executive chairman of Sprint Nextel Corporation and a Tyco director since 2008;

Robert M. Dutkowsky, chief executive officer of Tech Data Corporation;

Bruce S. Gordon, former president and chief executive officer of the NAACP and a Tyco director since 2003. Mr. Gordon will become non-executive chairman of the board of The ADT Corporation upon completion of the separation;

Naren K. Gursahaney, current president of Tyco’s ADT segment. Mr. Gursahaney will become chief executive officer of The ADT Corporation upon completion of the separation;

Bridgette P. Heller, executive vice president of Merck & Co, Inc. and president of Merck Consumer Care;

Kathleen W. Hyle, former senior vice president and chief operating officer of Constellation Energy Group Inc.;

Dinesh Paliwal, chairman of the board, chief executive officer and president of Harman International Industries, Incorporated, and a Tyco director since 2011.

These individuals will constitute The ADT Corporation board upon the completion of the separation. In addition, as previously announced, Tyco chairman and CEO Ed Breen will become a consultant to The ADT Corporation following the separation.

Completion of the transactions is subject to a number of conditions, including effectiveness of the registration statements filed with the SEC, receipt of necessary tax rulings, approval by Tyco shareholders of the spinoffs by way of tax-free dividend distributions, approval by Pentair shareholders of the merger with Tyco’s flow control business, and other customary conditions.

Copies of the proxy materials are available at www.sec.gov. Additionally, the proxy materials and accompanying explanatory slides can be found on the Investor Relations portion of Tyco’s website at www.tyco.com.

Tyco does not intend to comment publicly about the preliminary proxy, The ADT Corporation Form 10, the Flow Control/Pentair registration statements or related transactions other than through its filings with the SEC, which will be available at www.sec.gov.

OTHER IMPORTANT INFORMATION

In connection with the proposed spin-off transactions, a preliminary proxy statement for the stockholders of Tyco has been filed with the U.S, Securities and Exchange Commission (the SEC). Tyco will mail the final proxy statement to its stockholders. BEFORE MAKING ANY VOTING DECISION, TYCO’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SPIN-OFF TRANSACTIONS. Investors and security holders may obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about Tyco at the SEC’s website (http://www.sec.gov). You may also read and copy any reports, statements and other information filed by Tyco at the SEC public reference room at 100 F. Street, N.E., Washington DC 20549. Please call the SEC at 1-800-SEC-0330 for further information.

Tyco and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed spin-off transactions. Information concerning the interests of Tyco’s participants in the solicitation is set forth in Tyco’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the spin-off transactions.

FORWARD-LOOKING STATEMENTS

This press release contains a number of forward-looking statements. Words, and variations of words such as “expect”, “intend”, “will”, “anticipate”, “believe”, “confident”, “continue”, “propose” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements addressing Tyco’s future financial condition and operating results, the health and growth prospects of the industries and end markets in which Tyco operates, Tyco’s intent to spin-off of its flow control and North American residential security businesses, and subsequently merge flow control and Pentair Inc., revenue and growth expectations for the three independent companies following the transactions, the expectation that the transactions will be tax-free, statements regarding the leadership, resources, potential, priorities, and opportunities for the independent companies following the transactions, the expected credit profile of the three independent companies following the transactions, the expected benefits of the transactions to each of the two companies, and the timing of the proposed transactions and events required to effect the transactions. The forward-looking statements in this press release are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Such risks and uncertainties, include, but are not limited to: economic, business, competitive, technological or regulatory factors that adversely impact Tyco or the markets and industries in which it competes, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transactions; adverse effects on the market price of Tyco’s common stock or operating results because of a failure to complete the proposed transactions; failure to realize the expected benefits of the proposed transactions; significant transaction costs and/or unknown liabilities resulting from the proposed transactions; unanticipated expenses related to the proposed transactions, such as litigation or legal settlement expenses; failure to obtain tax rulings or tax law changes in connection with the proposed transactions; changes in capital market conditions that may affect proposed debt refinancing related to the proposed transactions; the impact of the proposed transactions on the company’s employees, customers and suppliers; future opportunities that Tyco’s board may determine present greater potential to increase shareholder value; and the ability of the companies to operate independently following the proposed transactions. Actual results could differ materially from anticipated results. More detailed information about these and other factors is set forth in Tyco’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2011 and in subsequent filings with the Securities and Exchange Commission. We undertake no duty to update any forward-looking statement to conform this statement to actual results or changes in the company’s expectations, except as required by law.

ABOUT TYCO INTERNATIONAL

Tyco International Ltd. (NYSE: TYC) is a diversified company that provides vital products and services to customers around the world. Tyco is a leading provider of security products and services, fire protection and detection products and services, and industrial valves and controls. Tyco had 2011 revenue of approximately $17.4 billion and has more than 100,000 employees worldwide. More information on Tyco can be found at www.tyco.com.

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